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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K


                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                          Date of Report: March 3, 1997



                                   AT&T CORP.


A New York                      Commission File                 I.R.S. Employer
Corporation                       No. 1-1105                    No. 13-4924710




            32 Avenue of the Americas, New York, New York 10013-2412


                         Telephone Number (212) 387-5400

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Form 8-K                                                              AT&T Corp.
March 3, 1997


Item 5.  Other Events.

On March 3, 1997, AT&T Corp. ("AT&T" or the "Company") issued a press release outlining its strategy and the impact of investment plans on its financial performance. A copy of that press release is filed as Exhibit 99.1 to this Form 8-K.

In addition, AT&T is making available its audited consolidated financial results and certain other information for the year ended December 31, 1996. Filed as
Exhibit 99.2 to this 8-K is the following information:

1.  Management's Discussion and Analysis.

2.  Six-Year Summary of Selected Financial Data.

3.  Report of Independent Accountants.

4. Consolidated Statements of Income for the Years Ended December 31, 1996, 1995 and 1994.

5.  Consolidated Balance Sheets at December 31, 1996 and 1995.

6. Consolidated Statements of Changes in Shareowners' Equity for the Years Ended December 31, 1996, 1995 and 1994.

7. Consolidated Statements of Cash Flows for the Years Ended December 31, 1996, 1995 and 1994.

8.  Notes to Consolidated Financial Statements.

9.  Supplemental Historical Financial Information.


Item 7.  Financial Statements and Exhibits.

         (c)         Exhibits.

Exhibit 27           Financial Data Schedule.

Exhibit 99.1         AT&T Corp. press release issued March 3, 1997.

Exhibit 99.2 AT&T Corp. consolidated financial results and certain other information for the year ended December 31, 1996.

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Form 8-K                                                              AT&T Corp.
March 3, 1997


                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   AT&T CORP.




                                   /s/  M. B. Tart
                                   ---------------------
                                   By:  M. B. Tart
                                        Vice President and Controller


March 3, 1997